UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2005

Monolithic System Technology, Inc.

(Exact name of registrant as specified in its charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

1020 Stewart Drive

Sunnyvale, California 95085

(Address of principal executive offices, with zip code)

(408) 731-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mark Voll, Vice President of Finance and Administration, Chief Financial Officer and Secretary of Monolithic System Technology, Inc. has resigned effective November 15, 2005.

A copy of the Company’ press release announcing Mr. Voll’s resignation is attached as Exhibit 99.1 and is incorporated by reference as additional disclosure under this Item.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release issued November 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOLITHIC SYSTEM TECHNOLOGY, INC.

Date: November 15, 2005	By:	/s/ Chester J. Silvestri
Chester J. Silvestri
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued November 15, 2005